Exhibit 10.2
EXHIBITS

Exhibit A	Form of Note
Exhibit B-1	Form of Notice of Borrowing
Exhibit B-2	Form of Notice of Conversion/Continuation
Exhibit C-1	Form of Syndicated Letter of Credit
Exhibit C-2	Form of Participated Letter of Credit
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Assignment and Assumption
Exhibit F	Form of Security Agreement
Exhibit G-1	Form of Opinion of Dewey Ballantine LLP
Exhibit G-2	Form of Opinion of Conyers, Dill & Pearman
Exhibit G-3	Form of Opinion of Slaughter and May
Exhibit G-4	Form of Opinion of Funk & Bolton
Exhibit H	Form of Borrowing Base Report
SCHEDULES

Schedule 1.1(a)	Commitments and Notice Addresses
Schedule 1.1(b)	Borrowing Base
Schedule 3.3	Existing Letters of Credit
Schedule 5.4	Licenses
Schedule 5.6	Unresolved Tax Claims
Schedule 5.7	Subsidiaries
Schedule 5.10	Material Adverse Effect
Schedule 8.2	Indebtedness
Schedule 8.3	Liens